Exhibit 10.52

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

TAKE or PAY AGREEMENT

This Agreement (“Agreement”) is made on this February 1, 2012 (“Effective Date”), by and between GCT Semiconductor (“GCT”) located at 2121 Ringwood Avenue San Jose, CA 95131 USA and Giga Solution, (“Supplier”), located at No. 6 Technology Road 5, HsinChu Science Park, Hsin-Chu, Taiwan 300 R.O.C.

WHEREAS, GCT desires to secure additional [***] tester capacity by paying a monthly minimum revenue for a period of 6 months from the effective date of this agreement;

WHEREAS, Supplier desires to provide the additional capacity in accordance with the terms and conditions of this Agreement:

NOW THEREFORE, in consideration for the mutual promises contained herein, and other valuable consideration, the receipt and adequacy of which the parties hereby acknowledge and agrees as follows:

DEFINITIONS:

Qualifed Tester: A [***] production tester configured sufficiently with the proper hardware and Operating System to perform final test service of GCT’s WiMax and LTE packaged products or Known Good Die (KGD) [***] wafer probing of GCT’s LTE [***] device supplied in wafer form.

Qualifed Tester Pool: Any number of Qualified Testers as defined above. For the purposes of this [***] agreement the unique testers in this pool shall be [***] for wafer sort, [***] for FT and [***] for wafer sort or FT, and [***] as the allocated overflow tester with the remaining [***] tester [***] at supplier’s discretion

Qualified Handler: A production handler that has been qualified by Supplier and approved by GCT to work sufficiently with the Tester. [***]. For the avoidance of doubt, any Hontech handler is not a Qualified Handler.

Qualified Prober: A production prober that has been qualified by Supplier and approved by GCT to work sufficiently with the consigned Cascade Membrane, interface pogo tower and Qualifed Tester for [***] wafer probing. SEMIC Opus series probers are verified as Qualified probers.

Full Utilization: A Qualified Tester that operates in production mode for at least [***] hours per month shall be considered fully utilized.

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Minimum Guaranteed Loading Level (“MGLL”): The minimum loading level (in billable hours) that GCT will provide for the Qualified Tester(s) in exchange for guaranteed capacity on a suitably configured Tester(s). The MGLL is defined as [***] hrs/month (equivalent to Three testers with Full Utilization), subject to modification per paragraph 2.1.

Production Mode: is defined as either final testing of packaged goods or RF KGD die sorting.

1.0	FEES AND SERVICES

1.1

Supplier will guarantee GCT [***] hours of Qualified Tester availability of which a minimum of [***] hours (representing the MGLL) shall be non cancellable and billable. GCT will get first priority to continue using any Qualified Tester(s) from the suitable Qualified Pool beyond the MGLL.

1.2

Supplier shall invoice GCT for hours associated with the MGLL the [***] Tester capacity and associated Qualified Handler at the maximum of $[***] regardless of activity and/or product type or number of hours used, Maximum monthly billing with MGLL at [***] hours [i.e. three testers] is $[***]. Any additional hours beyond [***] on any other Qualified Pool testers will be invoiced at a $[***] rate.

1.3

For the avoidance of doubt this rate [***]. Supplier shall ensure commensurate internal backend capacity to meet the test quantity outputs resulting from the number of test hours specified in Section 1.1.

1.4

For the avoidance of doubt, any tester shall be considered fully utilized once [***] test hours per month have been consumed by any GCT product. When GCT WIP on a tester has consumed [***] test hours, testing may continue on that platform as available hours exist within the month. For the MGLL testers, any hours beyond [***] but less than [***] in anyone month shall not accumulate any additional hourly rate charges.

1.5	INVOICING:

Supplier will invoice GCT once at the end of every month for services provided in the month. Payment by GCT will be made [***] days after receipt of invoice.

If the production test amount in the present calendar month is below [***] hours, then the balance will be issued in the subsequent month. (For example if the February amount is $[***], then a $[***] balance would be included in the March invoice.

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1.6	WIP PRIORITIZATION:

Supplier will make best efforts to allocate production engineering work amongst the Qualified Tester Pool in a parallel manner that allows volume to be tested by GCT’s requested dates. It is further understood by both parties that such allocation may be dynamic and is contingent upon receiving accurate weekly forecast updates from GCT. Any engineering test limit revision, low yield verification or second or greater re-test shall be prioritized to any tester in the suitably configured Qualified Pool at Supplier’s discretion. Incoming production WIP will be loaded first on the Qualified Tester of Supplier’s choice. (Supplier shall keep GCT informed regarding which testers are being used for GCT and shall not change testers without providing proper notification to GCT)

1.7	TESTER CONVERSION

1.7.1	Wimax to LTE or LTE to Wimax Final test

Both parties agree that conversion time between Wimax and LTE type products is approximately [***] hours in each direction and can lead to reduced throughput and down time. Therefore, the parties agree that a qualified tester shall not be converted from one product type to the other unless there is either i) two full weeks of [***] loading ([***]) for the product being converted to, or ii) GCT instructs Giga in writing that it will pay a conversion fee up to $[***]/hr x [***] hours ([***]) for the effort required for tester conversion, calibration and verification. Tester changes initiated by Supplier for it’s own reasons or benefit will be done at Suppliers expense with no charge to GCT.

1.7.2	LTE FT to LTE KGD Probing or Vice Versa

Both parties agree that conversion time between LTE KGD [***] probing and LTE Final test can take approximately [***] hours in each direction and can lead to reduced throughput and down time. Therefore, the parties agree that a qualified tester shall not be converted from one test method type to the other unless there is either i) two full weeks of [***] loading ([***]) for the test method being converted to, or ii) GCT instructs Giga in writing that it will pay a conversion fee up to $[***]/hr x [***] hours($[***]) for the effort required for tester conversion, calibration and verification. Tester changes initiated by Supplier for it’s own reasons or benefit will be done at Suppliers expense with no charge to GCT.

2.0	EXCLUSION CLAUSE

2.1	The MGLL shall be reduced accordingly if the required equipment is not available ([***]) for the required hours through no fault of GCT. [***].

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2.2

The MGLL will be waived in part or entirety if Supplier requests in writing to use capacity for other customers and GCT agrees. The MGLL will be reduced on a “one for one” basis for every hour that Supplier uses capacity for other customers, GCT will not need to pay for hours sold to other customers.

3.0	EXTENSION and MODIFICATIONS

3.1

[***] days in advance of the expiration of this agreement, Supplier and GCT will enter into good faith negotiations for a follow on agreement for supply services based upon GCT’s current and forecasted needs.

3.2	Upon the written consent of both parties, both parties agree that this agreement is modifiable via mutual agreed amendment at any time during the period of performance.

4.0	CLARIFICATIONS:

4.1	This Agreement pertains to the use of a Supplier owned tester pool with test program, load board, test sockets, extra socket pins and 50 trays consigned from GCT to Supplier.

4.2

Supplier shall identify in addition to its monthly invoicing reports, a separate report containing the actual hours by product type consumed on each of the testers covered by this agreement. These reports shall be provided no later than 10 days after the last day of each month. In order to receive the benefits of this agreement, GCT must be current in the payment of all undisputed fees and charges due to Supplier. The format for hourly reporting appears in Appendix A.

5.0	DISPUTE RESOLUTION:

5.1

Governing Law: This agreement shall be governed by the laws of the State of California without regard to conflict of laws principles. The parties hereby submit to the jurisdiction of, and agree venue is proper in, the state courts located in Santa Clara county, California and the federal courts located in the Northern District of California, as appropriate. Any suit arising out of or related to this agreement shall be brought exclusively in such courts.

5.2

Attorney’s fees: if any action is commenced to construe or enforce this Agreement or the rights of duties created herein, then the Party prevailing (as determined by the court) in such action shall be awarded in addition to damages, injunctive, or other relief, its reasonable costs and expenses, not limited to taxable costs and reasonable attorney fees. For the avoidance of doubt the parties agree that the critical factor in determining the prevailing

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party shall be degree of success obtained. Each party must demonstrate that the fees and costs sought were incurred in the furtherance of successful rather than unsuccessful claims. The prevailing party may not recover fees incurred on issues where they were unsuccessful.

This Agreement is executed by the duly authorized representatives of the Parties as of the Effective Date.

GCT Semiconductor, Inc. (“GCT”)		Giga Solution Tech Co, Ltd. (“Supplier”)

Signature:		Signature:
Print Name:	John Schlaefer	Print Name:	Frank Chein
Title:	Chief Operating Officer	Title:	Vice President
Date:		Date: